1 SECURITIES PURCHASE AGREEMENT This Securities Purchase Agreement (this “Agreement”) is dated as of November 22, 2023, by and among Air T Funding, a Delaware statutory trust (the “Trust”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser”, and collectively, the “Purchasers”). RECITALS A. The Trust and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act. B. Each Purchaser, severally and not jointly, wishes to purchase, and the Trust wishes to sell to each Purchaser concurrently, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the Trust’s Alpha Income Trust Preferred Securities (also referred to as the 8.0% Cumulative Securities), par value $25.00 per share (the “Trust Preferred Securities”), set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 235,294 shares of Trust Preferred Securities, and such shares of Trust Preferred Securities shall be collectively referred to herein as the “Shares”). The purchase price per Share shall be $17.00, for an aggregate investment of $3,999,998. D. When purchased, the Trust Preferred Securities will have the terms set forth in the Trust’s Trust Agreement, which was most recently amended and restated March 4, 2021 and January 28, 2022 (the “Trust Agreement”). The Trust Agreement, as amended also incorporates by reference the Trust Indenture Act. NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Trust and the Purchasers hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1: “Administrative Trustee(s)” means those Persons that are administrative trustees of the Trust, and in such capacity, having the authority to cause the Trust enter into all transactions and agreements determined by them to be appropriate in exercising the authority, express or implied, otherwise granted to them under the Trust Agreement.

2 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person. “Agreement” shall have the meaning ascribed to such term in the Preamble. “Business Day” means a day, other than a Saturday or Sunday, on which banks in the State of North Carolina are open for the general transaction of business. “Closing” means the closing of the purchase and sale of the Shares on the Closing Date pursuant to this Agreement. “Closing Date” means the date on which the conditions set forth in Article V are satisfied or waived, which is expected to occur on or prior to November 22, 2023. “Commission” has the meaning set forth in the Recitals. “Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Delaware Courts” means the state and federal courts sitting in the State of Delaware. “Depositor” means Air T, Inc., a Delaware corporation. “Depositor Financial Statements” has the meaning set forth in Section 3.1(h). “Disqualification Event” has the meaning set forth in Section 3.2(p). “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder. “FDIC” means the Federal Deposit Insurance Corporation. “GAAP” means U.S. generally accepted accounting principles. “Governmental Entity” means any governmental or regulatory authorities, agencies, arbitrators, courts, commissions or other entities, whether federal, state, local or foreign, or applicable self-regulatory organizations. “Indemnified Person” has the meaning set forth in Section 4.5(a). “Law” means any federal, state, county, municipal or local ordinance, permit, concession, grant, franchise, law, statute, code, rule or regulation or any judgment, ruling, order, writ, injunction or decree promulgated by any Governmental Entity. “Legend Removal Date” has the meaning set forth in Section 4.1(c).

3 “Lien” means any lien, mortgage, deed of trust, pledge, conditional sale agreement, restriction on transfer, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restriction of any kind. “Losses” has the meaning set forth in Section 4.5(a). “Material Adverse Effect” means any event, circumstance, change or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the operations, results of operations, assets, liabilities, properties, business, or condition (financial or otherwise) of the Trust, or (iii) any adverse impairment to the Trust’s ability to perform in any material respect on a timely basis its obligations under this Agreement; provided, that in determining whether a Material Adverse Effect as set forth in clause (ii) above has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in applicable Laws, rules and regulations or interpretations thereof by any Governmental Entity, (B) actions or omissions of the Trust expressly required by the terms of this Agreement or taken with the prior written consent of an affected Purchaser, (C) changes, after the date hereof, in general economic, monetary or financial conditions in the primary markets in which the Trust operates, (D) changes in global or national political conditions, including the outbreak or escalation of war or acts of terrorism and (E) the public disclosure of this Agreement or the transactions contemplated hereby. “Material Permits” has the meaning set forth in Section 3.1(o). “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization or Governmental Entity. “Proceeding” means a civil, criminal or administrative action, claim, suit or other proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened. “Purchase Price” means $17.00 per Share. “Purchaser Deliverables” has the meaning set forth in Section 2.2(b). “Purchaser Indemnitee” has the meaning set forth in Section 4.16(f). “Regulation D” has the meaning set forth in the Recitals. “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule. “SEC Documents” has the meaning set forth in Section 3.1(s). “Securities Act” means the Securities Act of 1933, as amended.

4 “Shares” has the meaning set forth in the Recitals. “Stock Certificates” has the meaning set forth in Section 2.2(a)(ii). “Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder at the Closing as indicated on such Purchaser’s signature page to this Agreement next to the heading, “Aggregate Purchase Price (Subscription Amount).” “Subsidiary” means those corporations and other entities of which such Person owns or controls 25% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities as to each of which 25% or more of the outstanding equity securities is owned directly or indirectly by its parent or otherwise controlled by such parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity. “Threshold Amount” has the meaning set forth in Section 4.5(c). “Transaction Documents” means this Agreement, the exhibits attached hereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder. “Transfer Agent” means Equiniti Stock Transfer, or any successor transfer agent for the Trust. “Trust Agreement” has the meaning set forth in the Recitals “Trust Counsel” means Winthrop & Weinstine, P. A. “Trust Deliverables” has the meaning set forth in Section 2.2(a). “Trust’s Knowledge” means with respect to any statement made to the knowledge of the Trust, that the statement is based upon the actual knowledge of the Administrative Trustees having responsibility for the matter or matters that are the subject of the statement. ARTICLE II PURCHASE AND SALE Section 2.1 Closing. (a) Purchase of Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Trust shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Trust, the number of Shares set forth below such Purchaser’s name on the signature page of this Agreement at a per Share price equal to the Purchase Price. (b) Closing. The Closing of the purchase and sale of the Shares shall take place on the Closing Date remotely by facsimile transmission or electronic communication.

5 (c) Form of Payment. Unless otherwise agreed to by the Trust and a Purchaser (as to itself only), on the Closing Date, (1) each Purchaser shall wire its Subscription Amount with respect to its Shares being purchased at the Closing in United States dollars and in immediately available funds, in accordance with the Trust’s written wire transfer instructions and (2) upon receipt thereof, the Trust shall instruct the Transfer Agent to register each Purchaser as the record owner of the Shares, as soon as reasonably practicable, , evidencing the number of Shares set forth on such Purchaser’s signature page to this Agreement. Section 2.2 Closing Deliveries. (a) On or prior to the Closing, the Trust shall issue, deliver or cause to be delivered to each Purchaser (unless otherwise indicated) the following (the “Trust Deliverables”): (i) this Agreement, duly executed by the Trust; and (ii) electronic copies of one or more physical stock certificates, which stock certificates shall be evidence of the Trust’s instructions to the Transfer Agent to register the Shares in the Purchaser’s name on the stock records of the Trust. The stock records shall note that the Shares have not been registered with the SEC or any State Security Commission and shall include the normal and customary legend for unregistered shares. (b) On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Trust the following (the “Purchaser Deliverables”): (i) this Agreement, duly executed by such Purchaser; (ii) its Subscription Amount with respect to the Shares being purchased by such Purchaser at the Closing, in U.S. dollars and in immediately available funds, by wire transfer in accordance with the Trust’s written instructions; (iii) a fully completed and duly executed Accredited Investor Questionnaire reasonably satisfactory to the Trust, and Stock Certificate Questionnaire in the forms attached hereto as Exhibits A-1 and A-2, respectively; and ARTICLE III REPRESENTATIONS AND WARRANTIES Section 3.1 Representations and Warranties of the Trust. The Trust hereby represents and warrants as of the date of this Agreement and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to each of the Purchasers that: (a) Organization and Qualification. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, with all requisite power and authority to own property and to conduct the business it transacts and proposes to transact. The Trust is not in violation of any of the provisions of its Certificate of Trust, Trust Agreement or other organizational documents. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary,

6 except where the failure to so qualify or be in good standing would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Authorization; Enforcement; Validity. The Trust has the requisite power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and to carry out its obligations hereunder, including, without limitation, to issue the Shares in accordance with the terms hereof. The Trust’s execution and delivery of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action on the part of the Trust, and no further corporate action is required by the Trust, the Depositor or Administrative Trustees in connection therewith. Each of the Transaction Documents has been (or upon delivery will have been) duly executed by the Depositor and the Administrative Trustees and is, or when delivered in accordance with the terms hereof, will (assuming due authorization, execution and delivery thereof by the other parties thereto) constitute the legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable Law. (c) No Conflicts. The execution, delivery and performance by the Trust of each of the Transaction Documents and the consummation by the Trust of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares) do not and will not (i) conflict with or violate any provisions of the Trust Agreement or otherwise result in a violation of the organizational documents of the Trust, or (ii) conflict with or result in a violation of any Law of any Governmental Entity to which the Trust is subject (including federal and state securities Laws and rules), or by which any property or asset of the Trust is bound or affected, except in the case of clause (ii) such as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (d) Filings, Consents and Approvals. The Trust is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Entity or other Person in connection with the execution, delivery and performance by the Trust of the Transaction Documents (including, without limitation, the issuance of the Shares), other than (i) filings required by applicable state securities Laws, and (ii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act. (e) Issuance of the Shares. The issuance of the Shares has been duly authorized and the Shares, when issued and paid for in accordance with the terms of the Transaction Documents will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer imposed by applicable securities Laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities Laws.

7 (f) Capitalization. As of the date of this Agreement, there are $100,000,000 authorized amount of Trust Preferred Securities, of which 1,240,085 Trust Preferred Securities are outstanding (includes 200,000 shares held by Affiliates). All of the outstanding shares of Trust Preferred Securities of the Trust are duly authorized, validly issued, fully paid non-assessable, and will represent undivided beneficial interests in the assets of the Trust entitled to the benefits of the Trust Agreement, and have been issued in compliance in all material respects with all applicable federal and state securities Laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any shares of the Trust. All of the issued and outstanding common securities of the Trust are directly owned by the Depositor free and clear of any Liens. There are no securities or instruments of the Trust containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares. (g) Depositor Financial Statements. The consolidated balance sheets of the Depositor as of March 31, 2023, 2022 and 2021 and related consolidated statements of operations, changes in shareholders’ equity and cash flows for the three years ended March 31, 2023, together with the notes thereto, and the unaudited consolidated balance sheets of the Depositor and its Subsidiaries as of October 31, 2023 and related consolidated statements of operations and changes in shareholders’ equity for the periods then ended (collectively, the “Depositor Financial Statements”), have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet and statement of stockholders’ equity of the Depositor and its consolidated Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate. The Depositor Financial Statements are available on EDGAR. (h) Litigation. There is no Proceeding which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents, the issuance of the Shares or (ii) would have a material and adverse impact on the Trust if there were an unfavorable decision. There has not been, and to the Trust’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Trust. There are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against the Trust. (i) Compliance. The Trust is not in violation of any order of which the Trust has been made aware in writing of any court, arbitrator or Governmental Entity having jurisdiction over the Trust, or its properties or assets, except as would not have a Material Adverse Effect. (j) Regulatory Permits. The Trust possesses or has applied for all certificates, authorizations, consents, licenses, franchises, variances, exemptions, orders, approvals and permits issued by the appropriate Governmental Entities necessary to conduct its business as currently conducted and that are material to the business of the Trust (“Material Permits”), and (i) the Trust has not received any notice in writing of proceedings relating to the revocation or material adverse modification of any such Material Permits and (ii) the Trust is unaware of any facts or

8 circumstances that would give rise to the suspension, revocation or material adverse modification of any Material Permits. (k) Commitment to Register. The Trust commits to register the Shares as soon as practical in order to remove applicable restrictive legends. (l) No General Solicitation; Certain Fees. Neither the Trust, nor to the Trust’s Knowledge, any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. The Trust shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Purchaser or such Purchaser’s investment advisor) relating to or arising out of the transactions contemplated hereby. (m) Private Placement. Assuming (i) the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, and (ii) the accuracy of the information disclosed in the Accredited Investor Questionnaires attached hereto, no registration under the Securities Act is required for the offer and sale of the Shares by the Trust to the Purchasers under the Transaction Documents. (n) Registration Rights. No Person has any right to cause the Trust to effect the registration under the Securities Act of any securities of the Trust. (o) Investment Company. The Trust is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. (p) Off Balance Sheet Arrangements. There is no agreement, commitment, transaction, arrangement, or other relationship between the Trust and an unconsolidated or other off balance sheet entity that is required to be disclosed in the Depositor Financial Statements and is not so disclosed. (q) Acknowledgment Regarding Purchase of Shares. The Trust acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Trust further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Trust (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any of the Purchasers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares. (r) No Additional Agreements. The Trust does not have any agreement, arrangement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents. The Trust has no other agreements or understandings (including, without limitation, side letters) with any Purchaser to purchase Shares on terms that are different from those set forth herein. (s) SEC Documents. Since January 1, 2023, the Depositor has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission

9 pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed from and including the January 1, 2023 to the Closing Date, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Trust has delivered to each of the Purchasers true, correct and complete copies of the SEC Documents which are also available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and the SEC Documents, at the time they were filed with the SEC, did not (i) in the case of any registration statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) in that case of any SEC Documents other than registration statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. (t) Shell Company Status. The Trust is not, and has never been, an issuer identified in Rule 144(i)(1). (u) Change in Control. The issuance of the Shares to the Purchasers as contemplated under this Agreement will not trigger any rights under any “change of control” provision in any (i) employment, “change in control,” severance or other compensatory agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits or (ii) in any other agreement to which the Trust is a party. (v) Disclosure. The Trust has made available to the Purchasers all of the information reasonably available to the Trust that the Purchasers have requested in writing for deciding whether to acquire the Shares. To the Trust’s Knowledge, no representation or warranty of the Trust contained in this Agreement, and no certificate furnished or to be furnished to Purchasers at the closing of the transactions contemplated under this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. (w) No Other Trust Representations. The Trust and each of the Purchasers acknowledge and agree that the Trust has not made or and does not hereby make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1. Section 3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to the Trust as follows: (a) Organization; Authority. If such Purchaser is an entity, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization with the requisite corporate, partnership, limited liability company or other power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. If such Purchaser is an entity,

10 the execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. If such Purchaser is an entity, this Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof (assuming the due authorization, execution and delivery of this Agreement by the Trust), will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. (b) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser (if such Purchaser is an entity), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any Law, rule, regulation, order, judgment or decree (including federal and state securities Laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations under the Transaction Documents. (c) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities Law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities Laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Securities, pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities Laws. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities, or any securities which are derivatives thereof, to or through any Person or entity. (d) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. (e) Financial and Business Sophistication; Access to Information. Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares, recognizes that an investment in the Shares involves a substantial risk and has the ability to bear the economic risk of an investment in the Shares. Such Purchaser has conducted its own examination of the Trust and the terms of the Shares to the extent such Purchaser deems necessary and has relied solely upon such examination, and its own knowledge of, and/or the advice of its own legal, financial or other advisors with regard to,

11 the legal, financial, tax and other considerations involved in deciding to invest in the Shares. Such Purchaser acknowledges that it and its advisors have been furnished with all materials relating to the business, finances and operations of the Trust that have been requested by such Purchaser or its advisors and have been given the opportunity to ask questions of, and receive answers from, persons acting on behalf of the Trust concerning the terms and conditions of the transactions contemplated by this Agreement and the Transaction Documents in order to make an informed and voluntary decision to enter into this Agreement. (f) Private Placement; No Registration of Securities. Such Purchaser understands and acknowledges that the Shares are being sold by the Trust without registration under the Securities Act in reliance upon the exemption from federal and state registration set forth in, respectively, Rule 506(b) of Regulation D promulgated under Section 4(a)(2) of the Securities Act and Section 18 of the Securities Act, or any state securities laws, and accordingly, subject to any terms of this Agreement to the contrary, may be resold, pledged or otherwise transferred only if registered or if exemptions from the Securities Act and applicable state securities laws are available to such Purchaser. Such Purchaser further understands and acknowledges that, except as otherwise set forth in this Agreement, the Trust will not be obligated in the future to register the Securities under the Securities Act or the Exchange Act, or under any state securities laws. Such Purchaser agrees and acknowledges that the Trust has not made and is not making hereby any representation, warranty or covenant, express or implied, as to the availability of any exemption from registration under the Securities Act or any applicable state securities laws for the resale, pledge or other transfer of the Shares, or that the Shares purchased by such Purchaser will ever be able to be lawfully resold, pledged or otherwise transferred. (g) Investment Decision. Such Purchaser has made its own investment decision based upon its own judgment, due diligence and advice from such advisors as it has deemed necessary and not upon any view expressed by any other Person. Such Purchaser is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any person or entity by or on behalf of the Trust, except for the express statements, representations and warranties of the Trust made or contained in this Agreement. Such Purchaser acknowledges that nothing in this Agreement or any other materials presented by or on behalf of the Trust to it in connection with the investment in the Securities constitutes legal, tax or investment advice. (h) Financial Capability. At the Closing, the Purchaser shall have available funds necessary to consummate the Closing on the terms and conditions contemplated by this Agreement. (i) No Governmental Review. Such Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares. Such Purchaser understands that the Shares are not savings accounts, deposits or other obligations of any bank and are not insured by the FDIC, including the FDIC’s Deposit Insurance Fund, or any other governmental agency.

12 (j) Residency. Such Purchaser’s residence (if an individual) or office in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto. (k) Accuracy of Representations. Such Purchaser understands that the Trust will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements in connection with the transactions contemplated by this Agreement and the Transaction Documents, and agrees that if any of the representations or acknowledgements made by it or no longer accurate as of the Closing Date, or if any of the agreements made by it are breached on or prior to the Closing Date, it shall promptly notify the Trust. (l) Accredited Investor Questionnaire. Such Purchaser has provided the information required in the Accredited Investor Questionnaire attached hereto as Exhibit A-1 and hereby represents and warrants that the information about such Purchaser set forth in its Accredited Investor Questionnaire is true, correct and complete in all respects. Such Purchaser covenants that prior to the Closing Date it will promptly notify the Trust of any material changes to the information set forth in such Accredited Investor Questionnaire. (m) No Disqualifying Event. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to such Purchaser, except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3) is applicable. (n) No Other Purchaser Representations. The Trust and each of the Purchasers acknowledge and agree that no Purchaser has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2. ARTICLE IV OTHER AGREEMENTS OF THE PARTIES Section 4.1 Transfer Restrictions. (a) Compliance with Applicable Laws. Each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities Laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Trust or (iii) pursuant to Rule 144 (provided that the transferor provides the Trust with reasonable assurances (in the form of a seller representation letter and, if applicable, a broker representation letter) that such securities may be sold pursuant to such rule), the Trust may require the transferor thereof to provide to the Trust and the Transfer Agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Trust and the Transfer Agent, the form and substance of which opinion shall be reasonably satisfactory to the Trust and the Transfer Agent, to the effect that such transfer does not require registration of such Shares under the Securities Act. As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the

13 preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and be subject to the obligations of a Purchaser under this Agreement with respect to such transferred Shares. (b) Legends. Certificates evidencing the Shares shall bear any legend as required by the “blue sky” Laws of any state and restrictive legends in substantially the following forms (and with respect to any Shares held in book entry form, the Transfer Agent will record such a legend on the share register), until such time as they are not required under Section 4.1(c) or applicable Law: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNTIL THE TRUST HAS BEEN FURNISHED WITH EVIDENCE SATISFACTORY TO COUNSEL FOR THE TRUST THAT THERE HAS BEEN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE OR TERRITORIAL SECURITIES LAWS WITH RESPECT TO THE SECURITIES, INCLUDING, WITHOUT LIMITATION, AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO COUNSEL FOR THE TRUST THAT THE OFFER AND SALE OF THE SECURITIES IS EXEMPT UNDER FEDERAL AND STATE SECURITIES LAWS. THE TRANSFERABILITY OF THE SECURITIES IS ALSO RESTRICTED BY STOP TRANSFER ORDERS OR NOTATIONS MADE ON THE TRUST’S RECORDS REFERRING TO RESTRICTIONS ON TRANSFERABILITY. (c) Removal of Legends. The restrictive legends set forth in Section 4.1(b) above shall be removed if (i) such Shares are registered for resale under the Securities Act, (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Trust), or (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Trust to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the effective date or (ii) Rule 144 becoming available for the resale of Shares, without the requirement for the Trust to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Shares and without volume or manner-of-sale restrictions, the Trust shall instruct the Transfer Agent to remove the legend from the Shares and shall cause its counsel to issue any legend removal opinion required by the Transfer Agent. Any fees (with respect to the Transfer Agent, Trust counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Trust. If a legend is no longer required pursuant to the foregoing, the Trust will no later than three (3) trading days following the delivery by a Purchaser to the Transfer Agent (with notice to the Trust) of a legended certificate or instrument representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and a representation letter to the extent required by Section 4.1(a) (such third trading day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate or instrument (as the case may be) representing such Shares that is free from all restrictive legends. Certificates for Shares free from all restrictive legends may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker as

14 directed by such Purchaser. Except as may be required to ensure compliance with applicable law or so as to be consistent with any insider trading policy implemented by the Trust, the Trust may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. (d) Cooperation by the Trust. Subject to Purchaser’s compliance with the Trust Agreement, the Trust shall cooperate, in accordance with reasonable and customary business practices with any and all transfers, whether by direct or indirect sale, assignment, award, confirmation, distribution, bequest, donation, trust, pledge, encumbrance, hypothecation, or other transfer or disposition, for consideration or otherwise, whether voluntary or involuntary, by operation of law or otherwise, by the Purchaser or any of its successors and assigns of the Shares in accordance with this Agreement. Section 4.2 Form D and Blue Sky. The Trust agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Trust, on or before the Closing Date, shall take such action as the Trust shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” Laws of the states of the United States. The Trust shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” Laws of the states of the United States following the Closing Date. Section 4.3 No Integration. The Trust shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Trust shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers. Section 4.4 Indemnification. (a) Indemnification of Purchasers. The Trust will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees, agents and investment advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, employees or investment advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, an “Indemnified Person”) harmless from and against any and all losses, liabilities, obligations, claims, damages, costs and expenses actually and reasonably incurred by such Indemnified Person, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Indemnified Person may suffer or incur as a result of any breach of any of the representations, warranties, covenants or agreements made by the Trust in this Agreement. Any indemnification payment made pursuant to this

15 Agreement shall be treated as an adjustment to purchase price for Tax purposes, except as otherwise required by Law. (b) Conduct of Indemnification Proceedings. Promptly after receipt by any Indemnified Person of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.5(a), such Indemnified Person shall promptly notify the Trust in writing and the Trust shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Trust shall not relieve the Trust of its obligations hereunder except to the extent that the Trust is actually and materially and adversely prejudiced by such failure to notify (as determined by a court of competent jurisdiction, which determination is not subject to appeal or further review). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Trust and the Indemnified Person shall have mutually agreed in writing to the retention of such counsel prior to such retention; (ii) the Trust shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Trust shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which shall not be unreasonably withheld, delayed or conditioned, the Trust shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding. (c) The Trust shall not be required to indemnify any Indemnified Person pursuant to Section 4.5(a), disregarding all qualifications or limitations set forth in such representations and warranties as to “materiality” and “Material Adverse Effect,” unless and until the aggregate amount of all Losses incurred with respect to all claims pursuant to Section 4.5(c) exceeds $100,000 (the “Threshold Amount”), in which event the Trust shall be responsible for the amount of such Losses in excess of the Threshold Amount, subject to the terms of this Section 4.5. Notwithstanding anything to the contrary set forth in this Article IV or any other provision of this Agreement, the aggregate liability of the Trust for any Losses under Section 4.5(a)(i) shall not exceed $1,500,000. (d) For purposes of the indemnity contained in Section 4.5(a), all qualifications and limitations set forth in the parties’ representations and warranties as to “materiality” and “Material Adverse Effect” shall be disregarded in determining whether there shall have been any inaccuracy in or breach of any representations and warranties in this Agreement and the Losses arising therefrom.

16 (e) In the absence of fraud by the Trust, the exclusive remedy of any Purchaser shall be pursuant to this Section 4.5, unless an additional remedy or different remedy is expressly set forth in a provision to this Agreement, and each Purchaser expressly waives any and all other remedies. Section 4.5 Commercially Reasonable Efforts. The Trust and the Purchasers agree to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties to this Agreement in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by the Transaction Documents, including using commercially reasonable efforts to accomplish the following: (a) the taking of all reasonable acts necessary to cause the conditions to Closing to be satisfied; (b) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity; (c) the obtaining of all necessary consents, approvals or waivers from third parties; and (d) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, the Transaction Documents. Section 4.6 Use of Proceeds. The Trust intends to use the net proceeds from the sale of the Shares hereunder to invest in Air T, Inc. Junior Subordinated Debentures, and for general corporate purposes. Section 4.7 Notice of Certain Events. Each party shall promptly notify the other parties of (a) any event, condition, fact, circumstance, occurrence, transaction or other item of which such party becomes aware prior to the Closing that would constitute a violation or breach of this Agreement (or a breach of any representation or warranty contained herein) or, if the same were to continue to exist as of the Closing Date, would constitute the non-satisfaction of any of the conditions set forth in Article V hereof, and (b) any event, condition, fact, circumstance, occurrence, transaction or other item of which such party becomes aware which would have been required to have been disclosed pursuant to the terms of this Agreement had such event, condition, fact, circumstance, occurrence, transaction or other item existed as of the date hereof. Notwithstanding the foregoing, no party shall be required to take any action that would jeopardize such party’s attorney-client privilege. Section 4.8 Publicity. Except as may be required by applicable law, the Trust will not, and will cause each of its Affiliates and representatives (including its placement agent) not to, issue any press release or public statement that identifies any Purchaser or any investment adviser to any Purchaser, or otherwise makes any public statement with respect to any Purchaser or any investment adviser to any Purchaser without the prior written consent of such Purchaser.

17 ARTICLE V CONDITIONS PRECEDENT TO CLOSING Section 5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Shares. The obligation of each Purchaser to acquire Shares at the Closing is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only): (a) Representations and Warranties. The representations and warranties of the Trust contained herein shall be true and correct in all material respects as of the date hereof and as of the Closing Date, except for such representations and warranties that speak as of a specific date (which representations and warranties are so true and correct as of such date. (b) Performance. The Trust shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing. (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents. (d) Trust Deliverables. The Trust shall have delivered the Trust Deliverables in accordance with Section 2.2(a). (e) Reserved. (f) Burdensome Condition. There shall not be any action taken, or any Law enacted, entered, enforced or deemed applicable, by any Governmental Entity which imposes any new restriction or condition on the Trust or the Purchasers or any of their Affiliates which is materially burdensome on the Trust’s business following the Closing or on the Purchasers (or any of their Affiliates) related to its investment in the Securities, as applicable. Notwithstanding the foregoing, this condition shall not be deemed satisfied if, as a result of the Purchaser’s investment in the Securities, any third-party not controlled by the Purchaser (or any party that controls the Purchaser) is required by any Governmental Entity to agree to any restriction or condition that such party, it its sole discretion, deems to be unreasonable or unduly burdensome. Section 5.2 Conditions Precedent to the Obligations of the Trust to Sell Shares. The Trust’s obligation to sell and issue the Shares to each Purchaser at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Trust: (a) Representations and Warranties. The representations and warranties made by each Purchaser in Section 3.2 hereof shall be true and correct in all material respects as of the Closing Date, except for such representations and warranties that speak as of a specific date (which representations and warranties are so true and correct as of such date) and such inaccuracies as would not have a material and adverse effect on the ability of such Purchaser to consummate the Transactions in a timely manner.

18 (b) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date. (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents. (d) Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b). ARTICLE VI MISCELLANEOUS Section 6.1 Fees and Expenses. The parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby. The Trust shall pay all Transfer Agent and other transfer fees, stamp taxes and other taxes and duties levied in connection with the Trust’s sale and issuance of the Shares to the Purchasers. Section 6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Trust and the Purchasers will execute and deliver to the other parties such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Section 6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail (provided the sender receives a machine-generated confirmation of successful facsimile transmission or e-mail notification or confirmation of receipt of an e-mail transmission) at the facsimile number or e-mail address specified in this Section prior to 5:00 p.m., Charlotte time, on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m., Charlotte time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

19 If to the Trust: Air T Funding 5000 W 36th Street, Suite 200 St. Louis Park, MN 55416 Attention: Mark Jundt, Administrative Trustee With a copy to: Winthrop & Weinstine, P.A. 225 S 6th Street, Suite 3500 Minneapolis, MN 55402 Attention: Philip T. Colton If to a Purchaser: To the address set forth under such Purchaser’s name on the signature page hereof; or such other address as may be designated in writing hereafter, in the same manner, by such Person. Section 6.4 Amendments; Waivers; No Additional Consideration. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by a duly authorized representative of such party. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Shares. Section 6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents. Section 6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by either party hereto without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided; however, that the Trust may, without the consent of any Purchaser, assign this Agreement to any successor to the Trust in connection with any change in control of the Trust. Section 6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than, solely with respect to the provisions of Section 4.5, the Indemnified Persons, and solely with respect to the provisions of Section 4.16(f), the Purchaser Indemnitees.

20 Section 6.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to contracts made and to be performed entirely within such State. Each party agrees that all Proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) whether in tort or contract or at law or in equity, may be commenced on a non-exclusive basis in the Delaware Courts. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such Delaware Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by Law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares; provided, that the representations and warranties of the Trust and each Purchaser shall survive the Closing and delivery of the Shares but only for a period of one (1) year following the Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period) and shall thereafter expire and have no further force and effect. Section 6.10 Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing: (a) by mutual written agreement of the Trust and the Purchasers; (b) by any party, upon written notice to the other parties, in the event that the Closing does not occur on or before January 30, 2024; provided that that the right to terminate this Agreement pursuant to this Section 6.10(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date; (c) by any Purchaser, upon written notice to the Trust, if (i) there has been a breach of any representation, warranty, covenant or agreement made by the Trust in this Agreement, or any

21 such representation and warranty shall have become untrue after the date of this Agreement, such that Section 5.1(a) would not be satisfied and (ii) such breach or condition is not curable or, if curable, is not cured prior to the date that would otherwise be the Closing Date in absence of such breach or condition; provided that this Section 6.10(c) shall only apply if such Purchaser is not in material breach of any of the terms of this Agreement; (d) by the Trust, upon written notice to (and solely with respect to) any applicable Purchaser, if (i) there has been a breach of any representation, warranty, covenant or agreement made by such Purchaser in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 5.2(a) would not be satisfied and (ii) such breach or condition is not curable or, if curable, is not cured prior to the date that would otherwise be the Closing Date in absence of such breach or condition; provided that this Section 6.10(d) shall only apply if the Trust is not in material breach of any of the terms of this Agreement; and (e) by any party, upon written notice to the other parties, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable. The Trust shall promptly notify all Purchasers in the event of any termination of this Agreement pursuant to this Section 6.10. Section 6.11 Effects of Termination. In the event of any termination of this Agreement as provided in Section 6.10, this Agreement (other than Section 4.4 and this Article VI, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided, that nothing herein shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement. Section 6.12 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof. Section 6.13 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

22 Section 6.14 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Trust shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Trust and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Trust and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is reasonably required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Trust may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement. Section 6.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, each of the Purchasers and the Trust shall be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law may be adequate. Section 6.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Trust which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and none of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for

23 such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Trust and a Purchaser, solely, and not between the Trust and the Purchasers collectively and not between and among the Purchasers. The Trust has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Trust and not because it was required or requested to do so by any Purchaser. Section 6.17 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Trust does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Trust, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights. Section 6.18 No Recourse. The Trust and each of the Purchasers agrees and acknowledges that unless this Agreement is expressly assigned in accordance with terms of this Agreement, no other Person has any obligations hereunder and that no Person shall have any remedy, recourse or right of recovery against, or contribution from, the Trust or any Purchaser, or any related party of the Trust or any Purchaser, whether through the Trust or any Purchaser or otherwise, in connection with the transaction contemplated by this Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above. DEPOSITOR: Air T, Inc. By: /s Brian Ochocki Its: Chief Financial Officer ADMINISTRATIVE TRUSTEES /s Mark Jundt Mark Jundt, As Administrative Trustee /s Brian Ochocki Brian Ochocki, As Administrative Trustee

NAME OF PURCHASER: Swenson Groveland Farms, LLC /s Peter Swenson By: Peter Swenson Title: Chief Manager and President Purchase Price per Share: $17.00 Aggregate Purchase Price: $2,999,998 Aggregate Number of Shares to be Acquired at Closing: 176,471 Tax ID No.: 20-5202692 Address for Notice: 3630 Virginia Avenue Deephaven, MN 55391 State of Residence: MN Telephone No: 952-380-8590 E-mail Address: pswenson@parkdental.com Attention: Peter Swenson

NAME OF PURCHASER: GTS Holdings, LLC /s Nick Swenson By: Nick Swenson Title: Manager Purchase Price per Share: $17.00 Aggregate Purchase Price: $1,000,000 Aggregate Number of Shares to be Acquired at Closing: 58,824 Tax ID No.: 84-2931820 Address for Notice: 5000 W 36th Street, Suite 200 St. Louis Park, MN 55416 State of Residence: SD Telephone No: 612-843-4301 E-mail Address: nick@theresourcegroup.co Attention: Nick Swenson